UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2026

SILVERBOX CORP IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42214	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8701 Bee Cave Road
 East Building, Suite 310
 Austin, TX   78746

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 575-3637

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	SBXD.U	New York Stock Exchange LLC
Class A ordinary shares included as part of the units	SBXD	New York Stock Exchange LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SBXD.WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 6, 2025, SilverBox Corp IV (“SBXD”), a Cayman Islands exempted company, Parataxis Holdings Inc., a Delaware corporation that will become the publicly listed company upon the completion of the proposed business combination (“Pubco”), PTX Merger Sub I Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco, PTX Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco, Parataxis Holdings LLC, a Delaware limited liability company (the “Company”), SilverBox Sponsor IV LLC, a Delaware limited liability company, solely for certain limited purposes as representative of the SPAC Shareholders, and Edward Chin, solely for certain limited purposes as representative of the Company Holders, entered into a business combination agreement (the “Business Combination Agreement”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

On August 4, 2026, the parties to the Business Combination Agreement entered into the Second Amendment to the Business Combination Agreement (the “Second Amendment”), which amends the Business Combination Agreement to extend the Outside Date from August 6, 2026 to December 31, 2026. The Second Amendment also provides that, if SBXD seeks and receives an extension of the deadline by which it must consummate its initial Business Combination, SBXD and the Company may each, by written notice, further extend the Outside Date by a period equal to the shorter of (i) the period ending on the last day of such extension and (ii) such period as mutually agreed upon by the Parties.

The Second Amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the First Amendment and the terms of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Second Amendment to the Business Combination Agreement dated as of August 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Information

This Current Report on Form 8-K is being made in respect of the proposed business combination (the “Business Combination”) and the other transactions contemplated by the Business Combination Agreement, as amended. The information contained herein does not purport to be all-inclusive and none of SBXD, the Company, PubCo or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Current Report on Form 8-K.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities, nor shall there be any sale of securities in any states or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. You should not construe the contents of this Current Report on Form 8-K as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Current Report on Form 8-K, you confirm that you are not relying upon the information contained herein to make any decision.

Additional Information and Where to Find It

PubCo and the Company have filed a Registration Statement on S-4 (333-289994) (as amended or supplemented from time to time, the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which includes a preliminary proxy statement of SBXD and a prospectus of PubCo (the “Proxy Statement/Prospectus”) in connection with the Transactions (as defined below). The definitive proxy statement and other relevant documents will be mailed to shareholders of SBXD as of a record date to be established for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. SBXD, the Company and/or PubCo will also file other documents regarding the Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF SBXD AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH SBXD’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT SBXD, THE COMPANY, PUBCO AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by SBXD and PubCo, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: SilverBox Corp IV, 8701 Bee Cave Road, East Building, Suite 310, Austin, TX 78746, or upon written request to PubCo, via email at info@sbcap.com.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

SBXD, the Company, PubCo and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from SBXD’s shareholders in connection with the Transactions. You can find information about SBXD’s directors and executive officers, certain of their shareholders and other members of management and employees and their interest in SBXD can be found in the sections entitled “Directors, Executive Officers and Corporate Governance-Conflicts of Interest,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Party Transactions” of SBXD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 19, 2026 and is available free of charge at the SEC’s website at www.sec.gov and at the following URL: https://www.sec.gov/ix?doc=/Archives/edgar/data/0002015947/000110465926032193/sbxc-20251231x10k.htm. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SBXD’s shareholders in connection with the Transactions, including the names and interests of PubCo’s directors and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus. Investors and security holders may obtain free copies of these documents as described above.

Forward Looking Information

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the Business Combination and the other transactions contemplated in the Business Combination Agreement (collectively, the “Transactions”). The expectations, estimates, and projections of the businesses of the Company and SBXD may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, future performance and anticipated financial impacts of the Transactions, the satisfaction of the closing conditions to the Transactions, and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of the Company, PubCo and SBXD and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the Transactions not being completed in a timely manner or at all, which may adversely affect the price of SBXD’s securities; (2) the Transactions not being completed by SBXD’s business combination deadline; (3) the failure by the parties to satisfy the conditions to the consummation of the Transactions, including the approval of SBXD’s shareholders; (4) failure to realize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of PubCo to grow and manage growth profitably and retain its key employees, and the demand in South Korea for digital assets; (5) the level of redemptions of SBXD’s public shareholders which will reduce the amount of funds available for PubCo to execute on its business strategies and may make it difficult to obtain or maintain the listing or trading of PubCo common stock on a major securities exchange; (6) the failure of PubCo to obtain or maintain the listing of its securities on any securities exchange after closing of the Transactions; (7) costs related to the Transactions and as a result of becoming a public company that may be higher than currently anticipated; (8) changes in business, market, financial, political and regulatory conditions; (9) PubCo’s anticipated operations and business, including the highly volatile nature of the price of Bitcoin and the demand for digitals assets in Korea; (10) PubCo’s stock price will be highly correlated to the price of Bitcoin and the price of Bitcoin may decrease between the signing of the definitive documents for the Transactions and the closing of the Transactions or at any time after the closing of the Transactions; (11) increased competition in the industries in which PubCo will operate; (12) significant legal, commercial, regulatory and technical uncertainty regarding Bitcoin; (13) treatment of crypto assets for U.S. and foreign tax purposes; (14) after consummation of the Transactions, PubCo experiences difficulties managing its growth and expanding operations; (15) challenges in implementing PubCo’s business plan due to operational challenges, significant competition and regulation; (16) being considered to be a “shell company” by the securities exchange on which PubCo common stock will be listed or by the SEC, which may impact the ability to list PubCo common stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; (17) the outcome of any potential legal proceedings that may be instituted against PubCo, the Company, SBXD or others following announcement of the Transactions; (18) trading price and volume of PubCo common stock may be volatile following the Transactions and an active trading market may not develop; (19) PubCo stockholders may experience dilution in the future due to the exercise of a significant number of existing warrants and any future issuances of equity securities in PubCo; (20) investors may experience immediate and material dilution upon Closing as a result of the SBXD Class B ordinary shares held by the sponsor of SBXD (the “Sponsor”), since the value of the SBXD Class B ordinary shares is likely to be substantially higher than the nominal price paid for them, even if the trading price of PubCo common stock at such time is substantially less than the price per share paid by investors; (21) conflicts of interest that may arise from investment and transaction opportunities involving PubCo, the Company, its affiliates and other investors and clients; (22) legal, regulatory, political, currency, and economic risks specific to South Korea, including risks related to geopolitical tensions in the region; (23) risks related to, and potential loss of the entire investment in, the Company’s potential investment in a single KOSDAQ-listed company; (24) Bitcoin trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes; (25) the custody of PubCo’s Bitcoin, including the loss or destruction of private keys required to access its Bitcoin and cyberattacks or other data loss relating to its Bitcoin, which could cause PubCo to lose some or all of its Bitcoin; (26) a security breach or cyber-attack and unauthorized parties obtain access to PubCo’s Bitcoin assets, PubCo may lose some or all of its Bitcoin temporarily or permanently and its financial condition and results of operations could be materially adversely affected; (27) the emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the price of Bitcoin and adversely affect PubCo’s business; (28) potential regulatory change reclassifying Bitcoin as a security could lead to the PubCo’s classification as an “investment company” under the Investment Company Act of 1940 and could adversely affect the market price of Bitcoin and the market price of PubCo listed securities; (29) it is not possible to predict the amount of PubCo common stock sold under the standby equity purchase agreement (“SEPA”) or the gross proceeds resulting from such sales, that sales under the SEPA will cause dilution to existing PubCo shareholders, PubCo may spend any proceeds under the SEPA in ways that may not generate a significant return; and (30) other risks and uncertainties included in (x) the “Risk Factors” sections of the SBXD Annual Report and (y) other documents filed or to be filed with or furnished or to be furnished to the SEC by PubCo and SBXD. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company, PubCo and SBXD do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Past performance by the Company’s, PubCo’s or SBXD’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of the Company’s, PubCo’s or SBXD’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that the Company, PubCo or SBXD will, or are likely to, generate going forward.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Parties or any of their respective representatives assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Parties or any of their respective representatives gives any assurance that any of SBXD, PubCo or the Company will achieve its expectations. The inclusion of any statement in this presentation does not constitute an admission by SBXD, the Company or PubCo or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERBOX CORP IV

By:	/s/ Stephen Kadenacy
Name:	Stephen Kadenacy
Title:	Chief Executive Officer

Dated:	August 5, 2026